EXHIBIT 99.4


       FIRST KEYSTONE CORPORATION AND POCONO COMMUNITY BANK
        UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION


     The following unaudited pro forma combined financial information and explanatory notes present how the combined financial statements of First Keystone Corporation and Pocono may have appeared had the businesses actually been combined as of the date indicated. The unaudited pro forma combined balance sheet at September 30, 2007 assumes the merger was completed on that date. The unaudited pro forma combined income statement for the year ended December 31, 2006 and nine months ended September 30, 2007 gives effect to the merger as if the merger had been completed on January 1, 2006 and January 1, 2007, respectively. The unaudited pro forma combined financial information shows the impact of the merger on First Keystone Corporation's and Pocono's combined financial position and results of operations under the purchase method of accounting with First Keystone Corporation treated as the acquiror. Under this method of accounting, First Keystone Corporation will be required to record the assets and liabilities of Pocono at their estimated fair values as of the date the merger is completed.

     The unaudited pro forma combined financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both First Keystone Corporation and Pocono that can be found elsewhere in this proxy statement/prospectus.

     THE UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT INDICATE THE FINANCIAL RESULTS OF THE COMBINED COMPANY HAD THE COMPANIES ACTUALLY BEEN COMBINED AT THE BEGINNING OF THE PERIOD PRESENTED. FURTHERMORE, THE INFORMATION DOES NOT INCLUDE THE IMPACT OF POSSIBLE REVENUE ENHANCEMENTS, ASSET DISPOSITIONS AND SHARE REPURCHASES, AMONG OTHER FACTORS. IN ADDITION, AS EXPLAINED IN MORE DETAIL IN THE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION, THE ALLOCATION OF THE PURCHASE PRICE REFLECTED IN THE UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION IS SUBJECT TO ADJUSTMENT AND WILL VARY FROM THE ACTUAL PURCHASE PRICE ALLOCATION THAT WILL BE RECORDED UPON COMPLETION OF THE MERGER BASED UPON CHANGES IN THE BALANCE SHEET INCLUDING FAIR VALUE ESTIMATES.


           FIRST KEYSTONE CORPORATION AND POCONO COMMUNITY BANK
                 UNAUDITED PROFORMA FINANCIAL INFORMATION
                            SEPTEMBER 30, 2007


(Amounts in thousands, except per share data)

                                               FIRST            POCONO
                                             KEYSTONE         COMMUNITY
                                            CORPORATION          BANK
                                            ___________       _________
COMBINED BALANCE SHEETS
ASSETS
Cash and due from banks                        $  6,330       $    586 <F2><F3>
Interest-bearing deposits
   in other banks                                     8          1,503 <F2><F3>
Federal funds sold                                  ---            ---
Investment securities available
   for sale                                     248,730         13,315 <F2><F3>
Investment securities held-
  to-maturity (estimated fair
  value $4,551)                                   4,542            ---
Loans, net of unearned income                   267,883        105,691
Allowance for loan losses                        (3,796)        (1,275)
                                               ________       ________
   Net loans                                   $264,087       $104,416
Premises and equipment, net                       4,983          3,086 <F1>
Accrued interest receivable                       3,404            636
Cash surrender value of bank
   owned life insurance                          13,346          2,949
Goodwill                                          1,224            --- <F1>
Other assets                                      4,885            868 <F1>
                                               ________       ________
   TOTAL ASSETS                                $551,539       $127,359
                                               ========       ========
LIABILITIES AND STOCKHOLDERS'
   EQUITY

Deposits:
   Non-interest bearing                        $ 42,143       $ 15,510
   Interest bearing                             350,765         92,401
                                               ________       ________
      Total Deposits                           $392,908       $107,911
Short-term borrowings                            45,246            116
Long-term borrowings                             57,280          3,000
Obligations under capital
   lease                                            ---            813
Accrued interest and other
   expenses                                       2,965            127
Other liabilities                                   208            126
                                               ________       ________
   TOTAL LIABILITIES                           $498,607       $112,093
                                               ________       ________
STOCKHOLDERS' EQUITY
Preferred stock                                     ---            ---
Common stock                                      9,511          4,365 <F2><F4>
Surplus                                          16,120          6,302 <F2><F4>
Retained earnings                                35,170          4,678 <F4>
Accumulated other
   comprehensive income (loss)                   (1,814)           (79)     <F4>
Less treasury stock                              (6,055)           ---
                                               ________       ________
   TOTAL STOCKHOLDERS' EQUITY                  $ 52,932       $ 15,266
                                               ________       ________
   TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                     $551,539       $127,359
                                               ========       ========



(Amounts in thousands, except per share data)

                                                                  PRO
                                               PROFORMA         FORMA
                                              ADJUSTMENTS       COMBINED
                                              ___________       ________
COMBINED BALANCE SHEETS

ASSETS
Cash and due from banks                         $ (1,391)        $  5,525
Interest-bearing deposits in
   other banks                                    (1,511)             ---
Federal funds sold                                                    ---
Investment securities available
   for sale                                      (14,997)         247,048
Investment securities held-
   to-maturity (estimated fair
   value $4,551)                                                    4,542
Loans, net of unearned income                                     373,574
Allowance for loan losses                                          (5,071)
                                                                 ________
   Net loans                                                     $368,503
Premises and equipment, net                          262            8,331
Accrued interest receivable                                         4,040
Cash surrender value of bank
   owned life insurance                                            16,295
Goodwill                                          17,864           19,088
Other assets                                       2,080            7,833
                                                ________         ________
   TOTAL ASSETS                                 $  2,307         $681,205
                                                ========         ========
LIABILITIES AND STOCKHOLDERS'
   EQUITY

Deposits:
   Non-interest bearing                                          $ 57,653
   Interest bearing                                               443,166
                                                                 ________
      Total Deposits                                              500,819
Short-term borrowings                                              45,362
Long-term borrowings                                               60,280
Obligations under capital lease                                       813
Accrued interest and other
   expenses                                                         3,092
Other liabilities                                                     334
                                                                 ________
   TOTAL LIABILITIES                                             $610,700
                                                                 ________
STOCKHOLDERS' EQUITY
Preferred stock
Common stock                                      (2,501)          11,375
Surplus                                            9,407           31,829
Retained earnings                                 (4,678)          35,170
Accumulated other comprehensive
   income (loss)                                      79           (1,814)
Less treasury stock                                                (6,055)
                                                ________         ________
   TOTAL STOCKHOLDERS' EQUITY                                    $ 70,505
                                                                 ________
   TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                      $  2,307         $681,205
                                                ========         ========



           FIRST KEYSTONE CORPORATION AND POCONO COMMUNITY BANK
                 UNAUDITED PROFORMA FINANCIAL INFORMATION
                   FOR THE YEAR ENDED DECEMBER 31, 2006


(Amounts in thousands, except per share data)

                                               FIRST            POCONO
                                             KEYSTONE         COMMUNITY
                                            CORPORATION          BANK
                                            ___________       _________
COMBINED STATEMENTS OF INCOME

INTEREST INCOME
Interest and fees on loans                      $16,484         $6,368
Interest and dividends on
   investment securities                         12,062            889 <F5>
Deposits in banks                                    31
                                                _______         ______
   Total interest income                        $28,577         $7,257
                                                _______         ______
INTEREST EXPENSE
Deposits                                        $11,184         $2,731
Short-term borrowings                               893             57
Long-term borrowings                              2,895            178
Capital lease obligation                                            67
                                                _______         ______
   Total interest expense                       $14,972         $3,033
                                                _______         ______
   Net interest income                           13,605          4,224
Provision for loan losses                           500             80
                                                _______         ______
   Net interest income after
      provision for loan losses                 $13,105         $4,144
                                                _______         ______
NON-INTEREST INCOME
Trust department                                $   507         $  ---
Service charges and fees                          2,149            323
Bank owned life insurance
   income                                           472            121
Gain on sale of loans                                39            ---
Investment securities
   gains (losses) - net                             381            ---
Other                                               240             13
                                                _______         ______
   Total non-interest income                    $ 3,788         $   57
                                                _______         ______
NON-INTEREST EXPENSES
Salaries and employee benefits                  $ 5,185         $1,668 <F6>
Occupancy, net                                      608            254 <F1>
Furniture and equipment                             751            126
Professional services                               402             95
State shares tax                                    520            119 <F6>
Other                                             2,049            953 <F1><F6>
                                                _______         ______
   Total non-interest expense                   $ 9,515         $3,215
                                                _______         ______
Income before income taxes                      $ 7,378         $1,386
Income tax expense                                1,188            382 <F5>
                                                _______         ______
Net Income                                      $ 6,190         $1,004
                                                =======         ======
PER SHARE DATA
Net income per share
   Basic                                        $  1.35         $  .60
   Diluted                                         1.35            .49



(Amounts in thousands, except per share data)

                                                                  PRO
                                               PROFORMA         FORMA
                                              ADJUSTMENTS       COMBINED
                                              ___________       ________
COMBINED STATEMENTS OF INCOME

INTEREST INCOME
Interest and fees on loans                                        $22,852
Interest and dividends on
   investment securities                            (675)          12,276
Deposits in banks                                                      31
                                                   _____          _______
   Total interest income                           $(675)         $35,159
                                                   _____          _______
INTEREST EXPENSE
Deposits                                                          $13,915
Short-term borrowings                                                 950
Long-term borrowings                                                3,073
Capital lease obligation                                               67
                                                   _____          _______
   Total interest expense                          $ ---          $18,005
                                                   _____          _______
   Net interest income                              (675)          17,154
Provision for loan losses                                             580
                                                   _____          _______
   Net interest income after
      provision for loan losses                    $(675)         $16,574
                                                   _____          _______
NON-INTEREST INCOME
Trust department                                                  $   507
Service charges and fees                                            2,472
Bank owned life insurance
   income                                                             593
Gain on sale of loans                                                  39
Investment securities gains
   (losses) - net                                                     381
Other                                                                 253
                                                   _____          _______
   Total non-interest income                       $ ---          $ 4,245

NON-INTEREST EXPENSES
Salaries and employee benefits                     $ (75)         $ 6,778
Occupancy, net                                         1              863
Furniture and equipment                                               877
Professional services                                                 497
State shares tax                                     (25)             614
Other                                               (104)           2,898
                                                   _____          _______
   Total non-interest expense                      $(203)         $12,527
                                                   _____          _______
Income before income taxes                         $(472)         $ 8,292
Income tax expense                                   (90)           1,480
                                                   _____          _______
Net Income                                         $(382)         $ 6,812
                                                   =====          =======
PER SHARE DATA
Net income per share
   Basic                                                          $  1.24
   Diluted                                                           1.24



           FIRST KEYSTONE CORPORATION AND POCONO COMMUNITY BANK
                 UNAUDITED PROFORMA FINANCIAL INFORMATION
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007


(Amounts in thousands, except per share data)

                                               FIRST            POCONO
                                             KEYSTONE         COMMUNITY
                                            CORPORATION          BANK
                                            ___________       _________
COMBINED STATEMENTS OF INCOME

INTEREST INCOME
Interest and fees on loans                      $13,215         $5,079
Interest and dividends on
   investment securities                          9,508            777 <F5>
Deposits in banks                                    64
                                                _______         ______
   Total interest income                        $22,787         $5,856
                                                _______         ______
INTEREST EXPENSE
Deposits                                         $9,803         $2,610
Short-term borrowings                               849            ---
Long-term borrowings                              2,078            138
Capital lease obligation                            ---             53
                                                _______         ______
   Total interest expense                       $12,730         $2,801
                                                _______         ______
   Net interest income                          $10,057         $3,055
Provision for loan losses                           150             48
                                                _______         ______
   Net interest income after
      provision for loan losses                 $ 9,907         $3,007
                                                _______         ______
NON-INTEREST INCOME
Trust department                                $   443         $  ---
Service charges and fees                          1,489            282
Bank owned life insurance
   income                                           404             89
Gain on sale of loans                                61            ---
Investment securities gains
   (losses) - net                                   339            ---
Other                                               232              9
                                                _______         ______
   Total non-interest income                    $ 2,968         $  380
                                                _______         ______
NON-INTEREST EXPENSES
Salaries and employee benefits                  $ 3,961         $1,232 <F6>
Occupancy, net                                      512            116 <F1>
Furniture and equipment                             544            180
Professional services                               342            190 <F6>
State shares tax                                    411             95
Other                                             1,820            747 <F1>
                                                _______         ______
   Total non-interest expense                   $ 7,590         $2,560
                                                _______         ______
Income before income taxes                      $ 5,285         $  827
Income tax expense                                  926            253 <F5>
                                                _______         ______
Net Income                                      $ 4,359         $  574
                                                =======         ======
PER SHARE DATA
Net income per share
   Basic                                        $   .96         $  .33
   Diluted                                          .96            .28



(Amounts in thousands, except per share data)

                                                                  PRO
                                               PROFORMA         FORMA
                                              ADJUSTMENTS       COMBINED
                                              ___________       ________
COMBINED STATEMENTS OF INCOME

INTEREST INCOME
Interest and fees on loans                                        $18,294
Interest and dividends on
   investment securities                           (340)            9,945
Deposits in banks                                                      64
                                                  _____           _______
   Total interest income                          $(340)          $28,303
                                                  _____           _______
INTEREST EXPENSE
Deposits                                                          $12,413
Short-term borrowings                                                 849
Long-term borrowings                                                2,216
Capital lease obligation                                               53
                                                                  _______
   Total interest expense                                         $15,531

   Net interest income                            $(340)          $12,772
Provision for loan losses                           ---               198
                                                  _____           _______
   Net interest income after
      provision for loan losses                   $(340)          $12,574
                                                  _____           _______
NON-INTEREST INCOME
Trust department                                                  $   443
Service charges and fees                                            1,771
Bank owned life insurance
   income                                                             493
Gain on sale of loans                                                  61
Investment securities gains
   (losses) - net                                                     339
Other                                                                 241
                                                                  _______
   Total non-interest income                                      $ 3,348
                                                                  _______
NON-INTEREST EXPENSES
Salaries and employee benefits                     $(40)          $ 5,153
Occupancy, net                                        1               629
Furniture and equipment                                               724
Professional services                              (105)              427
State shares tax                                                      506
Other                                                 9             2,576
                                                  _____           _______
   Total non-interest expense                     $(135)          $10,015

Income before income taxes                        $(205)          $ 5,907
Income tax expense                                  (38)            1,141
                                                  _____           _______
Net Income                                        $(167)          $ 4,766
                                                  =====           =======
PER SHARE DATA
Net income per share
   Basic                                                          $   .87
   Diluted                                                            .87
____________________

<F1>
Adjustments to record the following: (a) goodwill arising from the excess of purchase price over the fair value of net assets, including
identifiable intangible assets   $17,864,000; (b) the recognition of core
deposit intangible of $1,762,000, and to reflect the excess of the fair value of premises and equipment over the net book value. The nature, amount, and amortization method of possible intangibles are being analyzed by management. The adjustments related thereto and recorded herein are based on current assumptions and valuations which are subject to change. The core deposit intangible has been amortized on an accelerated method over an eight year period. The adjustment related to premises and equipment will be amortized over periods ranging from five to forty years.

<F2>
Adjustment to reflect First Keystone Corporation common stock expected to be issued in exchange for issued and outstanding shares of Pocono Community Bank assuming the exchange ratio of 0.8944 First Keystone Corporation common shares for each share of Pocono Community Bank common shares and the purchase of Pocono Community Bank common shares for cash and the cash out of Pocono Community Bank warrants and options.

<F3>
Adjustment to record the pre-tax estimate of transaction expenses expected to be incurred in connection with the merger. Such expense includes fees related to professional services provided in connection with the merger as well as an estimate of the associated severance expenses.

<F4>
Elimination of the historical stockholders' equity of Pocono Community
Bank.

<F5>
Adjustment for decrease in interest and dividend income estimated at 5.15% due to decrease in cash due to closing of transaction at the beginning of the period. The effective tax rate used is 19%.

<F6>
Adjustment to reflect anticipated net savings from the cancellation of data processing operating agreements and planned identified staff reductions and other related overhead items in the amounts of $95,000 for the six months ended September 30, 2007 and $380,000 for the year ended December 31, 2006.This estimated cost savings represent management's estimate only and may not be indicative of the actual amount or nature of the cost savings the combined company actually achieves.


   NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

NOTE 1 -  BASIS OF PRO FORMA PRESENTATION

    The unaudited pro forma combined financial information relating to the merger is presented as of and for the nine months ended September 30, 2007 and the unaudited pro forma combined income statement for the year ended December 31, 2006. First Keystone Corporation and Pocono Community Bank are in the process of analyzing and reviewing their accounting and financial reporting policies and procedures and, as a result of this review, may reflect changes in one or the other of First Keystone Corporation's and Pocono Community Bank's policies or procedures in future presentations of combined results in order to conform to the accounting policies that will be determined to be most appropriate for the combined company. However, in the presentation provided herein, no significant reclassifications were required.

    The pro forma adjustments consist of the expected purchase price adjustments necessary to combine First Keystone
Corporation and Pocono Community Bank, including the conversion of Pocono common stock into shares of First Keystone Corporation common stock.

    Each shareholder of Pocono, at their election, will receive either 0.8944 shares of First Keystone Corporation common stock or $16.10 in cash for each share of Pocono common stock. In addition, each option and warrant will be cancelled and instead represent the right only to receive in cash the difference between the exercise price of the option or warrant and $16.10. The shareholders election may specify that they will receive all First Keystone Corporation common stock, all cash, or a mix of First Keystone Corporation common stock. The allocation procedures assure that 932,203 shares of First Keystone Corporation common stock in the aggregate will be exchanged for Pocono common stock. Accordingly, after Pocono shareholder elections have been tabulated, the elected amounts of stock and cash may be subject to adjustment to assure that 932,203 shares of First Keystone Corporation common stock are issued. Therefore, the amount of cash of stock that Pocono shareholders receive in the merger may vary substantially from the consideration they elect to receive.

    Consideration has been given to providing an estimate of the anticipated transaction costs to be incurred in connection with the merger. Such costs are expected to approximate $1,675,000 on a pre-tax basis and have been reflected in the pro forma adjustments to the unaudited pro forma combined balance sheet. Under current accounting rules, certain other costs will not be accruable at the closing of the merger and will be recognized in periods both before and after the date of the merger. The detailed plans for all of the restructuring initiatives have not been fully formulated and, as such, no consideration was give to recognition of these expenses in the unaudited pro forma combined balance sheet or in the unaudited pro forma combined income statement.

    The total estimated purchase price for the purpose of this pro forma financial information is $35,154,000.

    The calculations of the implied pricing and valuation multiples were completed based upon an offer price of $16.10 in cash and the implied offer price per share in common stock of $16.77. The offer price in stock was derived by multiplying the exchange ratio of .8944 by the last reported per share sale price of First Keystone of $18.75 as of May 8, 2007. In addition, the calculation of the value of the difference between the cash offer price and the respective strike prices of outstanding warrants and stock options to purchase Pocono common stock were also computed.

    The unaudited pro forma combined financial information reflects the issuance of 932,203 shares of First Keystone Corporation shares with an aggregate value of $17,573,000, the purchase of 703,601 shares of Pocono Community Bank stock for a cash purchase aggregate value of $11,328,000 and the purchase of 44,105 options and 396,074 warrants for a cash purchase aggregate value of $4,896,000. The aggregate combined value of the purchase is approximately $33,797,000.


           FIRST KEYSTONE CORPORATION AND POCONO COMMUNITY BANK
                        PURCHASE PRICE ALLOCATIONS

                                                        September 30, 2007
                                                         _________________
                                                         ( $ in thousands
                                                            except per
                                                            share data)
Purchase of Pocono Community Bank
   common stock
First Keystone Corporation stock issued                            932,203
Current stock price                                            $     18.85
Purchase price assigned to shares
   exchanged for stock                                         $17,573,000
Plus
Pocono Community Bank common stock
   outstanding                                                   1,745,950
Less
   First Keystone Corporation common
      stock issued above                                           932,203
   Exchange ratio                                                  0.89440
Pocono Community Bank common stock
   outstanding                                                   1,042,349
Balance of shares to be purchased for cash                         703,601
Cash price per share                                           $     16.10
Total                                                          $11,328,000

Purchase price assigned to purchase of
   Pocono common stock for stock and cash                      $28,901,000

Cash out of Options and warrants
Options
Cash price per share                                           $     16.10
Weighted Average Strike price                                  $      8.83
Cash price per option                                          $      7.27
Options outstanding                                                 44,105
Options cash out                                               $   321,000
Warrants
Cash price per share                                           $     16.10
Weighted Average Strike price                                  $      4.55
Cash price per warrant                                         $     11.55
Warrants outstanding                                               396,074
Warrant  cash out                                              $ 4,575,000
Implied purchase price                                         $33,797,000
Transactions costs-net                                         $ 1,357,000
Total purchase price                                           $35,154,000
Less Net assets of Pocono Community
   Bank acquired                                               $15,266,000
Subtotal                                                       $19,888,000
Fair value adjustments
Core Deposit Intangible                                        $(1,762,000)
Adjustment for fair value increase
   in premises and equipment                                   $  (262,000)
Goodwill                                                       $17,864,000


     The merger will be accounted for using the purchase method of accounting for business combinations which requires that the assets and liabilities of Pocono Community Bank be adjusted to fair value as of the date of the acquisition.

     The unaudited pro forma combined financial information has been prepared to include the estimated adjustments necessary to record the assets and liabilities of Pocono Community Bank at their respective fair values and represents managements' best estimates based upon the information available at this time. These pro forma adjustments are expected to be revised as additional information becomes available and additional detailed analysis is performed. Furthermore, the final allocation of the purchase price will be determined after the merger is completed and after completion of a final analysis to determine the fair values of Pocono Community Bank's tangible and identifiable intangible assets and liabilities as of the closing date of the transaction. The final purchase accounting adjustments may be materially different from the pro forma adjustments presented herein. Increases or decreases in the fair value of certain balance sheet amounts including loans, securities, deposits and related intangibles and debt will result in adjustments to both the balance sheet and income statement. Such adjustments, when compared to the information shown in this document, may change the amount of the purchase price allocated to goodwill while changes to other assets and liabilities may impact the statement of income due to adjustments in the yield and/or amortization/accretion of the adjusted assets and liabilities.

     The unaudited pro forma combined financial information presented herein does not necessarily provide an indication of the combined results of operations or the combined financial position that would have resulted had the merger actually been completed as of the assumed consummation date, nor is it indicative of the results of operations in future periods or the future position of the combined company.